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                                                                   EXHIBIT 10.40



                             LAROCHE INDUSTRIES INC.

                      MANAGEMENT STOCK-BASED INCENTIVE PLAN



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                             LAROCHE INDUSTRIES INC.

                      MANAGEMENT STOCK-BASED INCENTIVE PLAN


                                TABLE OF CONTENTS

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ARTICLE I NAME, PURPOSE AND DEFINITIONS...................................................1

         Section 1.1 Purpose..............................................................1

         Section 1.2 Definitions..........................................................1

ARTICLE II ELIGIBILITY....................................................................3

ARTICLE III AWARDS........................................................................3

         Section 3.1 General..............................................................3

         Section 3.2 Phantom Shares.......................................................3

         Section 3.3 Other Awards.........................................................3

ARTICLE IV AWARD AGREEMENTS...............................................................4

         Section 4.1 General .............................................................4

         Section 4.2 Required Terms ......................................................4

ARTICLE V PAYMENT OF BENEFITS.............................................................5

         Section 5.1 Entitlement to Benefits .............................................5

         Section 5.2 Time of Payment .....................................................5

         Section 5.3 Form of Payment .....................................................5

ARTICLE VI ADMINISTRATION.................................................................5

         Section 6.1 General .............................................................5

         Section 6.2 Duties ..............................................................5

         Section 6.3 Powers ..............................................................5

         Section 6.4 Claim for Benefits...................................................6

ARTICLE VII ADJUSTMENTS UPON CHANGES IN CAPITALIZATION....................................6
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
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ARTICLE VIII  CHANGES OF CONTROL..........................................................6

         Section 8.1 General .............................................................6

         Section 8.2 Definition of Change of Control .....................................7

ARTICLE XI AMENDMENT AND TERMINATION......................................................7

         Section 9.1 Amendment of Plan ...................................................7

         Section 9.2 Termination of Plan .................................................8

         Section 9.3 Procedure for Amendment or Termination  .............................8

ARTICLE X MISCELLANEOUS...................................................................8

         Section 10.1 Rights of Employees ................................................8

         Section 10.2 Unfunded Status ....................................................8

         Section 10.3 Limits on Liability ................................................8

         Section 10.4 No Illegal Transactions ............................................9

         Section 10.5 Governing Law ......................................................9

         Section 10.6 Section References .................................................9


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                             LAROCHE INDUSTRIES INC.

                      MANAGEMENT STOCK-BASED INCENTIVE PLAN

                                    ARTICLE I

                          NAME, PURPOSE AND DEFINITIONS

         LaRoche Industries Inc. (the "Company"), a Delaware corporation, hereby establishes the LaRoche Industries Inc. Management Stock-Based Incentive Plan as set forth herein and as may from time to time be amended (the "Plan"), effective March 1, 1998.


         Section 1.1 Purpose. The purpose of the Plan is to benefit the Company and stockholders by enabling key management employees of the Company to acquire a financial interest in the Company. The Plan is intended to aid the Company in attracting and retaining key management employees, to stimulate the efforts of those individuals and strengthen their desire to remain in the employ of the Company.

         Section 1.2 Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

         (a) "Award" or "Awards" means an award granted pursuant to Article III.

         (b) "Award Agreement" means an agreement described in Article IV hereof entered into between the Company and a Participant, setting forth the terms, conditions and limitations applicable to the Award granted to the Participant.

         (c) "Beneficiary" means the Participant's spouse or, if the Participant is not married at the date of the Participant's death, the Participant's estate.

         (d) "Board" means the Board of Directors of the Company as it may be comprised from time to time.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute and applicable regulations.

         (f) "Committee" means the Compensation Committee of the Board.

         (g) "Company" means LaRoche Industries Inc., a Delaware corporation, and any subsidiary or successor corporation.

         (h) "Fair Market Value" in reference to the Stock of the Company means as of a given date, the fair market value determined by the Committee on the basis of available prices for the Stock or in such manner as the Committee shall agree. The Committee shall determine the fair market value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

         (i) "Management" means any individual who is a salaried employee of the Company.



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         (j) "Maturity Value" means the increase in Fair Market Value of a
Phantom Stock unit from the grant date specified in the Participant's Award Agreement to the Payment Date, as determined by the Committee.

         (k) "Participant" means management personnel designated by the Committee to be eligible and who have received an Award pursuant to this Plan.

         (l) "Payment Date" means the third anniversary of the effective date of an Award Agreement.

         (m) "Phantom Stock" means a unit equivalent to a share of Stock as of the date of the Award. The award of Phantom Stock units shall not entitle the employee to any dividend, voting or other rights of a shareholder with respect to such Phantom Stock units.

         (n) "Stock" means the common stock, par value $1.00 per share, of the Company.

                                   ARTICLE II

                                   ELIGIBILITY

         Awards may be granted to any employee who is or class of employees who are designated as Participants by the Committee. The Committee shall determine which employees shall be Participants, the types of Awards to be made to Participants, and the terms, conditions, and limitations applicable to the Awards.

                                   ARTICLE III

                                     AWARDS

         Section 3.1 General. The Committee may, in its sole discretion, grant Awards singly, in tandem, or in combination with other Awards under this Plan or any other benefit plan of the Company. Subject to the other provisions of this Plan, Awards also may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other benefit plan of the Company.

         Section 3.2 Phantom Shares. Phantom Stock units may be awarded under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee shall determine the performance measurements, if any, vesting and other conditions applicable to such Phantom Stock units and may prescribe different provisions for different employees or classes of employees.

         Section 3.3 Other Awards. The Committee may from time to time grant other Stock and Stock-based Awards under the Plan, including without limitation, Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units and securities convertible into shares of Stock. The Committee shall determine the terms and conditions of such other Stock and Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purpose of this Plan.


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                                   ARTICLE IV

                                AWARD AGREEMENTS

         Section 4.1 General. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of units subject to the Award and such other terms and conditions applicable to the Award as are determined by the Committee.

         Section 4.2 Required Terms. In any event, Award Agreements shall include, at a minimum, explicitly or by reference, the following terms:

         (a) Nonassignability. The Awards under the Plan and the benefit attributable thereto shall not be assigned, pledged, or otherwise transferred except by will or by the laws of descent.

         (b) Termination of Employment. In the event of the termination of a Participant's employment with the Company for any reason prior to vesting, a Participant shall forfeit all nonvested Phantom Stock units.

         (c) Rights of Stockholder. A Participant shall have no rights as a stockholder with respect to any interests covered by an Award. Except as provided in Article VII hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case grants of dividend equivalents or similar rights shall not be considered to be a grant of any stockholder right.

         (d) Withholding. Withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award shall be satisfied by withholding the applicable amount from any benefit due a Participant under the Plan and paying the net amount of such benefit in cash to the Participant.

         (e) Other Terms. The Committee shall determine such other terms as are necessary and appropriate to effect an Award to the Participant including but not limited to the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company or a subsidiary, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, the effect on the Award of a Change of Control as defined in Article VIII, or the price, amount, or value of Awards.

                                    ARTICLE V

                               PAYMENT OF BENEFITS

         5.1 Entitlement to Benefits. The Award Agreement shall specify the conditions that must be satisfied in order for a Participant to become vested in Phantom Stock units. These conditions may include financial and other performance requirements, continued employment and other measurements deemed appropriate by the Committee.

         5.2 Time of Payment. A Participant shall be entitled to distribution of the Maturity Value of vested Phantom Stock within 90 days following the Payment Date.



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         5.3 Form of Payment. Payment of a Participant's vested Phantom Stock units shall be made in a lump sum cash payment.

                                   ARTICLE VI

                                 ADMINISTRATION

         Section 6.1 General. The Plan and all Awards pursuant thereto shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

         Section 6.2 Duties. The Committee shall have the duty to administer the Plan, and to determine periodically the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

         Section 6.3 Powers. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly, including without limitation the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of units granted, and the terms of any Award Agreements shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern. In addition, the Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose. The Committee may, in its discretion and consistent with the terms of the Plan, the requirements of other applicable law, and the terms of an Award Agreement, amend, modify, or waive the provisions of an Award Agreement or grant a new Award with respect to or in replacement of an existing Award; provided, however, that no such amendment, modification, or waiver shall, without the Participant's consent, alter or impair any rights or obligations under an Award Agreement unless specifically permitted by the Award Agreement.

         Section 6.4 Claim for Benefits. If any claim for benefits, which must initially be submitted in writing to the Compensation Committee, is denied (in whole or in part), the claimant must receive notice of such denial in writing, written in a manner calculated to be understood by the claimant, setting forth the reasons for such denial. A claimant may request that the Compensation Committee review any such denial by submitting, in writing, a written request within 30 days of such initial denial, setting forth the specific basis upon which the Participant bases his or her claim for benefits. In the event a claim for benefits is denied at the last stage of the Plan's administrative review proceedings, and in the event the claimant continues to contest such denial, the claim shall be settled by binding arbitration and the decision of the arbitrator shall be final and binding on the parties.

                                   ARTICLE VII

                            ADJUSTMENTS UPON CHANGES
                                IN CAPITALIZATION

         In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of


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Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of an or a significant part of its assets, or any distribution to its stockholders other than a normal cash dividend, the Committee shall make appropriate adjustment in the number, kind, price and value of outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights, unless the Award provides otherwise.

                                  ARTICLE VIII

                                CHANGE OF CONTROL

         Section 8.1 General. In the event of a Change of Control of the Company, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its discretion, recommend that the Board of Directors take any of the following actions as a result of, or in anticipation of, any such event to assure fair and equitable treatment of the Plan Participants:

         (a) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to the Plan;

         (b) offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or

         (c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan Participants following such Change of Control.

Any such action approved by the Board of Directors shall be conclusive and binding on the Company and Plan Participants.

         Section 8.2 Definition of Change of Control. For the purposes of this Section, a "Change of Control" shall mean the earliest date on which one of the following events shall occur:

         (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company's common stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger, or

         (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

         (c) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, or


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         (d) any transaction or series of related transactions (whether as a result of privately negotiated purchases or otherwise) in which any person or persons not currently a shareholder shall become the beneficial owner(s) of securities of the Company representing 51% or more of the combined voting power of the Company's securities having a right to vote in the election of Board members.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

         Section 9.1 Amendment of Plan. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all Award Agreements under the Plan for whatever reason(s) the Company may deem appropriate; provided, that no such amendment shall reduce the accrued value of vested Phantom Stock units as of the date of such amendment.

         Section 9.2 Termination of Plan. The Company expressly reserves the right, at any time, to terminate the Plan and any or all Award Agreements under the Plan for whatever reason(s) the Company may deem appropriate, including, without limitation, termination as to any participating subsidiary, employee, or class of employees; provided, that vested Phantom Stock units shall be surrendered for their equivalent cash value as of the termination date.

         Section 9.3 Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board and shall not require the approval or consent of any subsidiary, Participant, or Beneficiary in order to be effective.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Rights of Employees. Status as an eligible employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible employee or to eligible employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any employee personnel or Participant any right to continue in the employ or other service of the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person with or without cause.

         Section 10.2 Unfunded Status. The Plan shall be unfunded. Neither the Company nor the Board of Directors shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.


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         Section 10.3 Limits on Liability. Any liability of the Company to any
Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Company nor any member of the Board of Directors or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan and that do not constitute willful misconduct. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board of Directors and the Committee from and against any and all liability, claims, demands, costs, an expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

         Section 10.4 No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto. Any provision of the Plan or any Award notwithstanding, Participants shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to pay any benefits to a Participant if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Participant or the Company or any provision of any such law or regulation.

         Section 10.5 Governing Law. The laws of the State of Georgia shall be controlling in all matters relating to the Plan.

         Section 10.6 Section References. All references in this Plan to sections or articles shall refer to sections and articles of this Plan unless specifically noted otherwise.

                                    LaRoche Industries Inc.


                                    By:
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                                    Its:
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